UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2017

CHINA SHOUGUAN INVESTMENT HOLDING GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-167964                    27-2513824

(Commission File Number) (IRS Employer Identification No.)

Suite 2606, Great China Exchange Square,

Futian Road, Shenzhen

People’s Republic of China

(Address of principal executive offices and zip code)

Telephone 0086-755-82520008

(Registrant's telephone number including area code)

CHINA SHOUGUAN MINING CORPORATION

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported on Form 8-K, on November 2, 2016, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation that affected a name change from China Shouguan Mining Corporation to China Shouguan Investment Holding Group Corporation and authorized a one for four reverse stock split as determined by the Registrant’s director. The name change was effective on the filing of the amendment. The reverse split was accepted by and affected by FINRA as of March 13, 2017. The Registrant now has 28,750,000 shares outstanding.

ITEM 9.01  Financial Statements and Exhibits.

Financial Statements - None

Exhibits - None

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHOUGUAN MINING CORPORATION

By: /s/ Feize Zhang Feize Zhang, Chairman and Principal Executive Officer
Dated: March 21, 2017